SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  [ ]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]    Definitive Proxy Statement
[x]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to section 240.14a-11(c) or section
       240.14a-12



                          ENERGEN CORPORATION
 ...............................................................................
           (Name of Registrant as Specified In Its Charter)

 ...............................................................................
    (Name of Person(s) Filing Proxy Statement if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]    $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[ ]    $500 per each party to the controversy pursuant to Exchange Act
       Rule 14a-6(i)(3).
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1)    Title of each class of securities to which transaction applies:

    2)    Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4)    Proposed maximum aggregate value of transaction:

    5)    Total fee paid:

   [ ]    Fee previously paid with preliminary materials.

[X] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.


    1)    Amount Previously Paid:

          .....................................................................

    2)    Form, Schedule or Registration Statement No.:

          .....................................................................

    3)    Filing Party:

          .....................................................................

    4)    Date Filed:

          .....................................................................

ENERGEN                                          ENERGEN CORPORATION
                                                 2101 Sixth Avenue North
                                                 Birmingham, Alabama 35203-2784
                                                 Telephone (205) 326-2700



                       IMPORTANT REMINDER



Dear Shareholder:

We have previously sent you proxy material in connection with the upcoming vote for the Annual Meeting. OUR CURRENT RECORDS
INDICATE THAT WE HAVE NOT YET RECEIVED YOUR PROXY.

Your vote is very important. If you have not already done so, please sign and date the enclosed proxy and return it in the envelope provided.

                              Thank you for your cooperation,



                              Energen Corporation